EXHIBIT 10.2
EXECUTION COPY
     SECOND AMENDMENT dated as of September 4, 2007 (this “Amendment”), to the Amended and Restated Five-Year Revolving Credit Agreement dated as of October 11, 2001, as amended and restated as of August 29, 2006, as amended by the First Amendment dated as of February 20, 2007 (the “Credit Agreement”), among LAND O’LAKES, INC., a cooperative corporation organized under the laws of the State of Minnesota (the “Borrower”), the several banks and other financial institution from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
          A. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.
          B. the Borrower has notified the Administrative Agent that Agriliance, LLC (“Agriliance”), A Delaware limited liability company and a joint venture between the Borrower and CHS Inc., will distribute (the “ Agriliance Asset Distribution”) all the assets constituting its crop protection products business to Winfield Solutions, LLC, a Delaware limited liability company and a Wholly Owned Subsidiary of the Borrower.
          C. The Borrower has requested that certain provisions of the Credit Agreement be amended in order to, among other things, permit the Borrower to increase the capacity of its Securitization Vehicle to $300,000,000 in order to fund incremental working capital needs related to the Agriliance Asset Distribution.
          D. The Required Lenders are willing to effect such amendments on the terms and subject to the conditions of this Amendment.
          E. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below):
          (a) Section 1.01 of the Credit Agreement is amended by:
          (i) inserting the following definitions in the appropriate alphabetical order:
     “Agriliance” means Agriliance LLC, a Delaware limited liability company, of which 50% of the equity interest are owned by the Borrower.
     “Agriliance Asset Distribution” means the distribution by Agriliance to Newco of all the assets constituting its crop protection products business.
     “Newco” means Winfield Solutions, LLC, a Delaware limited liability company and a Wholly Owned Subsidiary of the Borrower.

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          (b) Section 6.01(a) of the Credit Agreement is amended by replacing each reference to “$250,000,000” in clause (ix) thereof with a reference to “$300,000,000”.
          (c) Section 6.05(e) of the Credit Agreement is amended by replacing the reference to “$250,000,000” with a reference to “$300,000,000”.
          (d) Section 6.08(b)(iv) of the Credit Agreement is amended by (i) deleting clause (C) in the proviso in its entirety and (ii) redesignating the existing clause (D) in the proviso as clause (C).
          SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:
          (a ) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
          (b) The representations and warranties set forth in Article III of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).
          (c) No Default or Event of Default has occurred and is continuing.
          (d) The Collateral and Guarantee Requirement shall be satisfied.
          SECTION 3. Effectiveness. This Amendment and the amendment of the Credit Agreement effected hereby shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:
          (a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Administrative Agent, (ii) the Borrower and (iii) the Required Lenders.
          (b) The Administrative Agent shall have received a certificate of a Financial Officer to the effect that the representations and warranties set forth in Section 2 hereof are true and correct on and as of the Amendment Effective Date.
          (c) The Collateral and Guarantee Requirement shall have been satisfied.

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          (d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment, and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.
          (e) The Administrative Agent shall have received all fees and other amounts due from any Loan Party hereunder or under the Credit Agreement or any other Loan Document on or prior to the Amendment Effective Date and, to the extent invoice on or prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under the Credit Agreement or any other Loan Document.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
          SECTION 4. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
          (b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein”, or words of like import, and each reference to the Credit Agreement in any Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 5. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
          SECTION 6. Indemnity. It is agreed that for all purposes of Section 9.03(b) of the Credit Agreement, the execution, delivery and performance of this Amendment and the other transactions contemplated hereby shall all be deemed to be transactions contemplated by the Credit Agreement.

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          SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
          SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
          SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

LAND O’LAKES, INC.,

By	/s/ Daniel Knutson

Name: Daniel Knutson Title: Senior Vice President & CFO

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent, and as Collateral Agent,

By	/s/ Barbara R. Marks

Name: BARBARA R. MARKS
Title: VICE PRESIDENT

Lender Signature Page to
the Second Amendment
to the Land O’Lakes Credit Agreement
Name of Institution:

AgFirst Farm Credit Bank
as a Lender,

by	/s/ Steven J. O’Shea

Name: Steven J. O’Shea Title: Vice President
For any Lender requiring a second signature line:

by
Name: Title:

Lender Signature Page to
the Second Amendment
to the Land O’Lakes Credit Agreement
Name of Institution:
BMO Capital Markets Financing, Inc.
as a Lender,

By	/s/ Tara Cuprisin

Name: Tara Cuprisin
Title: Vice President

Lender Signature Page to
the Second Amendment
to the Land O’Lakes Credit Agreement
Name of Institution:

CoBank ACB
as a Lender,

by

Name: Title:

For any Lender requiring a second signature line:

by
Name: Title:

Lender Signature Page to
the Second Amendment
to the Land O’Lakes Credit Agreement
     Name of Institution:
COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH
     as a Lender,

by	/s/ Brett Delfino
Name: Brett Delfino Title: Executive Director

For any Lender requiring a second signature line:

by	/s/ Michael L. Laurie
Name: Michael L. Laurie Title: Executive Director

Lender Signature Page to
the Second Amendment
to the Land O’Lakes Credit Agreement
Name of Institution:

Deere Credit, Inc.
as a Lender,

by	/s/ Michael P. Kuehn
Name: Michael P. Kuehn
Title: Manager, AFS Johnston Credit Operations

For any Lender requiring a second signature line:

by
Name: Title:

Lender Signature Page to
the Second Amendment
to the Land O’Lakes Credit Agreement
Name of Institution:

General Electric Capital Corporation
as a Lender,

by	/s/ Dwayne L. Coker
Name: Dwayne L. Coker Title: Duly Authorized Signatory

For any Lender requiring a second signature line:

by
Name: Title:

Lender Signature Page to
the Second Amendment
to the Land O’Lakes Credit Agreement
Name of Institution:
GreenStone Farm Credit Services, ACA/FLCA
as a Lender,

by	/s/ Alfred S. Compton, Jr.
Name: Alfred S. Compton, Jr. Title: VP/Managing Director

For any Lender requiring a second signature line:

by

Name: Title:

Lender Signature Page to
the Second Amendment
to the Land O’Lakes Credit Agreement
Name of Institution:

LaSalle Bank
as a Lender,

by	/s/ Jeffrey Wall
Name: Jeffrey Wall Title: FUP

For any Lender requiring a second signature line:

by
Name: Title:

Lender Signature Page to
the Second Amendment
to the Land O’Lakes Credit Agreement
Name of Institution:

Sovereign Bank
as a Lender,

by	/s/ Angela Pego
Name: Angela Pego Title: Vice President

For any Lender requiring a second signature line:

by
Name: Title:

Lender Signature Page to
the Second Amendment
to the Land O’Lakes Credit Agreement
Name of Institution:
WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender,

by	/s/ Allison S. Gelfman
Name: Allison S. Gelfman Title: Vice President Wells Fargo Bank, National Association

For any Lender requiring a second signature line:

by
Name: Title: